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                           SECOND ADDENDUM TO LEASE


     This Second Addendum to Lease ("Addendum"), to be effective March 1, 1997, is entered into by and between SORRENTO WEST PROPERTIES, INC. as "Landlord" and OCEANIC EXPLORATION COMPANY as "Tenant" and forms a part of that certain Office Building Lease dated March 1, 1991, as amended by that certain Addendum to Lease effective March 1, 1994, (the "Lease"), covering the Premises commonly known as Suite 450, 5000 South Quebec Street and located within the Quebec Pointe office building in unincorporated Arapahoe County, State of Colorado.

                                 WITNESSETH:

     WHEREAS, Tenant and Landlord wish to extend the term of the Lease; and

     WHEREAS, Tenant and Landlord have mutually agreed to the terms and conditions of such extension and wish to confirm such agreement;

     NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, Tenant and Landlord agree as follows:

     1. The Term of the Lease is hereby extended for a three (3) year period, commencing March 1, 1997 and terminating February 28, 2000, (the "Extended Term"). All references to the "Term" in the Lease shall include the Extended Term.

     2. The Minimum Rent for the Extended Term shall be at the rate of $17.00 per square foot payable in monthly installments of Three Thousand Six Hundred Twenty-Nine and 50/100 Dollars ($3,629.50). Tenant shall commence paying such Minimum Rent May 1, 1997.

     3. The Base Operating Year for the Extended Term for the purposes of calculating Tenant's pro rata share of Operating Expenses, as provided in Section 3 of the Lease, shall be calendar year 1997.

     4. Except as modified herein, the Lease shall remain in full force and effect and the remaining terms, provisions, covenants and conditions shall remain unchanged.

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     IN WITNESS WHEREOF, this Second Addendum to Lease is executed as of the day and year first written above.


LANDLORD:                               TENANT:

SORRENTO WEST PROPERTIES, INC.          OCEANIC EXPLORATION COMPANY

By:  /s/  Charles N. Haas               By:  /s/  Janet A. Holle
   --------------------------------        --------------------------------
          Charles N. Haas                         Janet A. Holle
          Vice President                          Vice President